UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2018

UNITED NATURAL FOODS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15723	05-0376157
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

313 Iron Horse Way, Providence, RI 02908
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (401) 528-8634

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

United Natural Foods, Inc. (“UNFI”) is providing corrected slides 11 and 13 of its Supplemental Slide Presentation on UNFI’s Pending Supervalu Acquisition furnished as Exhibit 99.2 to the Current Report on Form 8-K dated September 20, 2018 (the “Original 8-K”) and the corrected press release furnished as Exhibit 99.1 to the Original 8-K, in each case to correct an error in Normalized Leverage (which has been changed from 3.9x to 4.0x) and Normalized LTM Adjusted EBITDA (which has been reduced by $29M). These corrections do not have any impact on the reported results for the fourth quarter and fiscal year ended July 28, 2018 or on any other amounts or disclosures provided in the Original 8-K including the year 1 pro forma Adjusted EBITDA for the combined company of $655M to $675M, excluding one-time costs. Copies of the revised press release (marked to show this change) and the corrected slides 11 and 13 are attached hereto as Exhibits 99.1 and 99.2, respectively.
This information, including Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Updated Press Release of United Natural Foods, Inc. dated September 20, 2018
99.2	Updated Slides 11 and 13 of Supplemental Slide Presentation dated September 20, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED NATURAL FOODS, INC.

By:	/s/ Michael P. Zechmeister
Name:	Michael P. Zechmeister
Title:	Chief Financial Officer

Date:    September 28, 2018

EXHIBIT INDEX

Exhibit No.	Description

99.1	Updated Press Release of United Natural Foods, Inc. dated September 20, 2018
99.2	Updated Slides 11 and 13 of Supplemental Slide Presentation dated September 20, 2018